UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2005
Ready Mix, Inc.
(Exact name of registrant as specified in charter)
Nevada
(State or other jurisdiction of incorporation)

001-32440 (Commission File Number)	86-0830443 (IRS Employer Identification Number)

3430 East Flamingo Rd Suite 100, Las Vegas, NV (Address of principal executive offices)	89121 (Zip Code)
Registrant’s telephone number, including area code: (702) 433-2090
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 8, 2005, Ready Mix, Inc. (the “Company”) issued a press release with respect to its earnings for the quarter and nine months ended September 30, 2005, a copy of which is attached as Exhibit 99.03.
     The information set forth is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the Exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit
Number	Exhibit Description
99.03	Press Release of Registrant, dated November 8, 2005, its quarter ended September 30, 2005 financial results
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Mix, Inc.
Date: November 8, 2005	By:	/s/ Clint Tryon
Clint Tryon
Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer